SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 13, 2012

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

35 East 62nd Street New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On January 13, 2012, SIGA Technologies, Inc. (the “Company” or “Registrant”) entered into an amendment (the “Amendment”) to the existing employment agreement of Dr. Eric Rose, the Company’s Chief Executive Officer (the “Existing Agreement”).  A copy of the Existing Agreement has previously been filed with the Securities and Exchange Commission.  The Amendment increases Dr. Rose’s base salary to $700,000 and provides for certain modifications to his bonus arrangements, all as set forth in the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 5.02.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Amendment, dated January 13, 2012, to the amended and restated employment agreement between the Company and Dr. Eric Rose, dated November 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

By: /s/ Daniel J. Luckshire
Name: Daniel J. Luckshire
Title:   Chief Financial Officer

Date:  January 13, 2012